Form N-SAR

Sub-Item 77Q1(g)
Copies of Any Merger or Consolidation Agreement and Other Documents Relevant to Sub-Item 77M

INTECH Risk-Managed Core Fund
Janus Balanced Fund
Janus Contrarian Fund
Janus Enterprise Fund
Janus Flexible Bond Fund
Janus Fund
Janus Growth and Income Fund
Janus High-Yield Fund
Janus Orion Fund
Janus Overseas Fund
Janus Research Core Fund
Janus Triton Fund
Janus Worldwide Fund
Perkins Mid Cap Value Fund
Perkins Small Cap Value Fund
2-34393, 811-1879

Form of Agreement and Plan of Reorganization dated July 2, 2009 by and among Janus Investment Fund with respect to INTECH Risk-Managed Core Fund, Janus Adviser Series with respect to Janus Adviser INTECH Risk-Managed Core Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit
(h)(31) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009, accession number 0000950123-09-019724 (File No. 2-34393). Since the filing thereof, the Agreement and Plan of Reorganization has been signed by Stephanie Grauerholz-Lofton, David
R. Kowalski, and Heidi W. Hardin.

Form of Agreement and Plan of Reorganization dated July 2, 2009 by and among Janus Investment Fund with respect to Janus Balanced Fund, Janus Adviser Series with respect to Janus Adviser Balanced Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(32) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009, accession number 0000950123-09-019724 (File No. 2-34393). Since the filing thereof, the Agreement and Plan of Reorganization has been signed by Stephanie Grauerholz-Lofton, David R. Kowalski, and Heidi W. Hardin.

Form of Agreement and Plan of Reorganization dated July 2, 2009 by and among Janus Investment Fund with respect to Janus Contrarian Fund, Janus Adviser
Series with respect to Janus Adviser Contrarian Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(33) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009, accession number 0000950123-09-019724 (File No. 2-34393). Since the filing thereof, the Agreement and Plan of Reorganization has been signed by Stephanie Grauerholz-Lofton, David R. Kowalski, and Heidi W. Hardin.

Form of Agreement and Plan of Reorganization dated July 2, 2009 by and among Janus Investment Fund with respect to Janus Enterprise Fund, Janus Adviser Series with respect to Janus Adviser Mid Cap Growth Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(34) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009, accession number 0000950123-09-019724 (File No. 2-34393). Since the filing thereof, the Agreement and Plan of Reorganization has been signed by Stephanie Grauerholz-Lofton, David R. Kowalski, and Heidi W. Hardin.

Form of Agreement and Plan of Reorganization dated July 2, 2009 by and among Janus Investment Fund with respect to Janus Flexible Bond Fund, Janus Adviser Series with respect to Janus Adviser Flexible Bond Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(35) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009, accession number 0000950123-09-019724 (File No. 2-34393). Since the filing thereof, the Agreement and Plan of Reorganization has been signed by Stephanie Grauerholz-Lofton, David R. Kowalski, and Heidi W. Hardin.

Form of Agreement and Plan of Reorganization dated July 2, 2009 by and among Janus Investment Fund with respect to Janus Fund, Janus Adviser Series with respect to Janus Adviser Large Cap Growth Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(36) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009, accession number 0000950123-09-019724 (File No. 2-34393).
Since the filing thereof, the Agreement and Plan of Reorganization has been signed by Stephanie Grauerholz-Lofton, David R. Kowalski, and Heidi W. Hardin.

Form of Agreement and Plan of Reorganization dated July 2, 2009 by and among Janus Investment Fund with respect to Janus Growth and Income Fund, Janus Adviser Series with respect to Janus Adviser Growth and Income Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(37) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009, accession number 0000950123-09-019724 (File No. 2-34393). Since the filing thereof, the Agreement and Plan of Reorganization has been signed by Stephanie Grauerholz-Lofton, David R. Kowalski, and Heidi W. Hardin.

Form of Agreement and Plan of Reorganization dated July 2, 2009 by and among Janus Investment Fund with respect to Janus High-Yield Fund, Janus Adviser
Series with respect to Janus Adviser High-Yield Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(38) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009, accession number 0000950123-09-019724 (File No. 2-34393). Since the filing thereof, the Agreement and Plan of Reorganization has been signed by Stephanie Grauerholz-Lofton, David R. Kowalski, and Heidi W. Hardin.

Form of Agreement and Plan of Reorganization dated July 2, 2009 by and among Janus Investment Fund with respect to Janus Orion Fund, Janus Adviser Series with respect to Janus Adviser Orion Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(39) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009, accession number 0000950123-09-019724 (File No. 2-34393). Since the filing thereof, the Agreement and Plan of Reorganization has been signed by Stephanie Grauerholz-Lofton, David R. Kowalski, and Heidi W. Hardin.

Form of Agreement and Plan of Reorganization dated July 2, 2009 by and among Janus Investment Fund with respect to Janus Overseas Fund, Janus Adviser Series with respect to Janus Adviser International Growth Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(40) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009, accession number 0000950123-09-019724 (File No. 2-34393). Since the filing thereof, the Agreement and Plan of Reorganization has been signed by Stephanie Grauerholz-Lofton, David R. Kowalski, and Heidi W. Hardin.

Form of Agreement and Plan of Reorganization dated July 2, 2009 by and among Janus Investment Fund with respect to Janus Research Core Fund, Janus Adviser Series with respect to Janus Adviser Research Core Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(41) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009, accession number 0000950123-09-019724 (File No. 2-34393). Since the filing thereof, the Agreement and Plan of Reorganization has been signed by Stephanie Grauerholz-Lofton, David R. Kowalski, and Heidi W. Hardin.

Form of Agreement and Plan of Reorganization dated July 2, 2009 by and among Janus Investment Fund with respect to Janus Triton Fund, Janus Adviser Series with respect to Janus Adviser Small-Mid Growth Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(42) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009, accession number 0000950123-09-019724 (File No. 2-34393). Since the filing thereof, the Agreement and Plan of Reorganization has been signed by Stephanie Grauerholz-Lofton, David R. Kowalski, and Heidi W. Hardin.

Form of Agreement and Plan of Reorganization dated July 2, 2009 by and among Janus Investment Fund with respect to Janus Worldwide Fund, Janus Adviser Series with respect to Janus Adviser Worldwide Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(43) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009, accession number 0000950123-09-019724 (File No. 2-34393).
Since the filing thereof, the Agreement and Plan of Reorganization has been signed by Stephanie Grauerholz-Lofton, David R. Kowalski, and Heidi W. Hardin.

Form of Agreement and Plan of Reorganization dated July 2, 2009 by and among Janus Investment Fund with respect to Perkins Mid Cap Value Fund, Janus Adviser Series with respect to Janus Adviser Perkins Mid Cap Value Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(44) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009, accession number 0000950123-09-019724 (File No. 2-34393). Since the filing thereof, the Agreement and Plan of Reorganization has been signed by Stephanie Grauerholz-Lofton, David R. Kowalski, and Heidi W. Hardin.

Form of Agreement and Plan of Reorganization dated July 2, 2009 by and among Janus Investment Fund with respect to Perkins Small Cap Value Fund, Janus Adviser Series with respect to Janus Adviser Perkins Small Company Value Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit
(h)(45) to Post-Effective Amendment No. 126 to Janus Investment Fund registration statement on Form N-1A, filed on July 2, 2009, accession number 0000950123-09-019724 (File No. 2-34393). Since the filing thereof, the Agreement and Plan of Reorganization has been signed by Stephanie Grauerholz-Lofton, David
R. Kowalski, and Heidi W. Hardin.